SERIES  A  10%  SENIOR  SECURED  CONVERTIBLE  NOTE

     MERLIN  SOFTWARE  TECHNOLOGIES  INTERNATIONAL  INC.

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE AB-SENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANS-FER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.


Principal  Sum:  $225,000     August  18,  2000

Holder:  Narragansett  I,  L.P.


     FOR VALUE RECEIVED, the undersigned MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL INC., a --Nevada corporation (the "Company," which term includes all Subsidiaries of the Company), hereby promises to pay to the holder named above, or its registered assigns (the "Hol-der") the Principal Sum set forth above, together with interest thereon at the rate provided herein, and payable on the terms set forth below. This Note is one of an issue of Series A 10% Senior Secured Convertible Notes (the "Notes") of the Company in the aggregate principal amount of up to $2,100,000 issued pursuant to that certain Note and Warrant Purchase Agreement dated as of August 18, 2000 (the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement. The holders of the Notes are sometimes collectively referred to as the "Holders."

1.  INTEREST;  PAYMENT  OF  INTEREST  AND  PRINCIPAL
    ------------------------------------------------

     1.1 Interest. This Note shall bear interest on the outstanding principal amount from the date hereof (the "Issue Date") until this Note is paid in full at an annual rate of 10% (computed on the basis of a 365-day year) (the "Interest Rate"). Interest on this Note shall be payable semi-annually in shares of Common Stock computed based upon the Conversion Price (as defined in Section 3.6, as adjusted pursuant to Section 3.7) at the time of such payment; provided, however, if an Event of Default shall have occurred, Holder shall have the right to require the Company to pay interest in cash.

     1.2 Principal. The principal on this Note shall be paid upon conversion or at maturity of this Note, whichever occurs first.

     1.3 Maturity. All principal and interest on this Note shall be due on August __, 2003 (the "Maturity Date").

     1.4 Seniority to all Other Liabilities. In the event of any volun-tary or involuntary liquidation, dissolution or winding up of the Company, this Note shall be senior in right of pay-ment to all secured and unsecured indebtedness of the Com-pany evidenced by any securities issued by the Company. All other in-debtedness of the Company shall be sub-or-di-nate to this Note. Without limiting the gener-ality of the fore-going, nothing herein or in the Purchase Agreement or in any document or instrument con-tem-plated thereby shall obligate any holder of any Note to subordinate this Note or any other Note to any institutional or other debt of any kind or nature.

     1.5 Security Interest. As security for the full, prompt and complete payment and per-for-mance of the Company's obligations hereunder, the Company hereby grants to the Holder of this Note, equally and ratably with the security interests granted to the other Holders, a security interest in and to the Collateral (as collectively defined, and more fully provided, in the Security Agreement referred to in the Purchase Agreement).

     1.6 Prepayment. The Company may not prepay this Note without the written consent of 50% of the Holders; provided, however, that all or part of the Notes with respect to which the Holder sends a conversion notice pursuant to
Section 3.2 hereof may be prepaid at a rate of 105% of the principal amount of the Notes, together with interest thereon, at any time the Conversion Price, as calculated pursuant to Section 3.6 hereof, is less than $1.00. Such prepayment right can only be exercised by delivering such prepayment in immediately available funds to the Holders at their principal offices within three (3) days of the Conversion Date, as hereinafter defined.

SECTION  2.  EVENTS  OF  DEFAULT
             -------------------

     2.1 Nature of Events. An "Event of Default" shall exist if any of the following occurs:

     (a) Failure to pay interest on any of the Notes on or before the date such payment is due or within 10 days after such date;

     (b) Failure to pay principal on any of the Notes on or before the date such payment is due (whether or not such payment is prohibited by Section 1.5);

     (c) The failure of the Company to convert the Notes in accordance with, or otherwise comply with, Section 3.2 hereof, which failure continues for a period of 15 business days.

     (d) Failure by the Company to perform or observe any other covenant or agreement of the Company contained in this Note or any material covenant or material agreement, as determined in the discretion of the holders of the Notes, contained in the Purchase Agreement, the Warrants, the Registration Rights Agreement, the Pledge Agreement, the Security Agreement, the Subsidiary Security Agreement, the Intellectual Property Security Agreement and Assignment, the Subsidiary Intellectual Property Security Agreement and Assignment or the Subsidiary Guaranty (collectively, the "Related Documents") which remain uncured for more than ten (10) days after written notice thereof;

    (e) Failure by the Company or any of its Subsidiaries (as defined below) to pay principal on the Maturity Date (or otherwise when due) of, or interest on the Notes, or the occurrence, not cured within ten (10) days thereafter, and continuation of any other event of default under any loan agreement, note, mortgage, indenture or other instrument under which there is issued, or by which there is secured or evidenced, any indebtedness of the Company or its Subsidiaries (other than the Notes), whether such indebtedness exists on the date of the issuance of this Note or is created hereafter;

     (f) A custodian, receiver, liquidator or trustee of the Company, or of any of its property, is appointed or takes possession of the Company or its property; or an order for relief is entered under the Federal Bankruptcy Code against the Company; or any of the property of the Company is sequestered by court order; or a petition or other proceeding is filed against the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of indebtedness, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect;

     (g) The Company files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of indebtedness, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law;

     (h) The Company makes an assignment for the benefit of its creditors, or generally fails to pay its obligations as they become due, or consents to the appointment of or taking possession by a custodian, receiver, liquidator or trustee of the Company of all or any material part of its property;

     (i) The rendering of one or more final judgments, orders or decrees against the Company and/or any Subsidiary (as defined below) of the Company (including for seizure, forfeiture, garnishment or abatement) in an aggregate amount equal to or in excess of $100,000 which are not vacated, satisfied, discharged or execution thereof stayed within a period of 30 days from the entry thereof;

     (j) The failure of the Company or any of its Subsidiaries (as defined below) to comply with any law or regulation, whether with respect to the conduct of its business or otherwise, which failure has a Material Adverse Effect;

     (k) If the Company or any Subsidiary (as defined below) shall suspend all or any part of its operations and such suspension would reasonably be expected to have a Material Adverse Effect;

     (l) Any representation or warranty made by the Company or any of its Subsidiaries under any of the Related Documents was, when made, materially untrue or misleading;

     (m) The failure of the Company to timely deliver the information required by Section 5.3, of the Purchase Agreement;

     (n) The commencement by the Company or any of its Subsidiaries of any action, suit, proceeding, claim or investigation against the holder of any Note or any of its affiliates;

     (o) The assignment, pledge, hypothecation, transfer, exchange, grant of any option with respect to, or other disposition or encumbrance (other than a Permitted Lien) of all or any part of the capital stock of the Subsidiary; or

     (p) The failure to have a registration statement registering the common stock underlying the Notes and Warrants under the Securities Act of 1933, as amended, be declared effective within 150 days of the Issue Date.

     "Subsidiary" or "Subsidiaries" shall mean any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest and in which such ownership interest entitles the Company to elect a majority of the Board of Directors or similar governing body.

     2.2     Default  Remedies.

     (a) In case an Event of Default (other than an Event of Default described in paragraphs (f), (g) or (h)) has occurred and is continuing, the Holders of Notes, by notice to the Company from the Holders of more than 50% of the principal amount of the Notes then out-standing, may declare the principal of the Notes, plus accrued interest, to be immediately due and pay-able, and upon any such declaration such principal and accrued interest shall become due and payable im-mediately. Upon such declaration, the rate of interest on the unpaid principal shall be increased to eighteen 18% percent or such lower rate that is the maximum rate allowed by law (the "Default Rate") from the date of such declaration until such unpaid principal is repaid in full. The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving the Company a right to cure any default. In case an Event of Default described in para-graphs (f), (g) or
(h) occurs, such amounts will become immediately due and payable without any declaration or any act on the part of the holders of the Notes. Such declaration of acceleration may be rescinded and past defaults may be waived (except with respect to defaults in payment of principal or interest on any Note) by the holders of at least 50% of the principal amount of the Notes then outstanding as provided herein. Additionally, the Holder shall have all rights and remedies available under each of the Related Documents, as well as all rights and remedies available at law or in equity. Upon the occurrence and during the continuation of an Event of Default, the Holder is hereby authorized at any time to set off and charge against any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of the Company which at any time shall come into the pos-ses-sion or custody or under the control of the Holder or any of its agents or affiliates, with-out notice or demand, any and all obligations due hereunder.

     (b) No course of dealing or delay or failure on the part of the Holder to exercise any right under this Section 2.2 shall operate as a waiver of such right or otherwise prejudice such Holder's rights, powers and remedies. The Company will pay or reimburse the Holder, to the extent permitted by law, for all costs and expenses, including but not limited to reasonable attorneys' fees, incurred by it in collecting any sums due on this Note or in otherwise enforcing any of its rights.

     (c) In case any one or more Events of Default shall occur and be continuing, the Holder, if authorized to do so by the Holders of 50% in principal amount of the Notes then outstanding, may protect and enforce its rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, in the Purchase Agreement or in any document or instrument delivered in connection with or pursuant to this Note, or to enforce the payment of the outstanding Notes or any other legal or equitable right or remedy.

     (d) No right or remedy herein conferred upon the Holder is intended to be exclusive of any other right or remedy contained herein or in the Related Documents, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law, in equity, by statute, or otherwise.


SECTION  3.     CONVERSION
                ----------

     3.1 Optional Conversion Privilege. Subject to and upon compliance with the provisions of this Section 3, at the option of the Holder, this Note or any portion of the principal amount thereof and the interest related thereto may, at any time and from time to time be converted into fully paid and nonassessable shares of Common Stock of the Company, at the Conversion Price in effect at the date of conversion.

     3.2 Manner of Exercise of Optional Conversion Privilege. To exercise the conversion privilege, the Holder shall give written notice to the Company via facsimile of the amount of this Note to be converted (the "Conversion Notice") in the form attached hereto as Exhibit A and shall surrender this Note, together with the original Conversion Notice, to the Company at its prin-cipal office within four (4) trading days of the Conversion Date. The Conversion Date is the date on which the Holder serves the Company with the Conversion Notice. Provided the Company does not exercise its prepayment right pursuant to Section
1.6 hereof, this Note or portion thereof shall be deemed to have been converted immediately prior to the close of business on the Conversion Date, even if the Company's stock transfer books are on that date closed, and the Holder, or the nominee or nominees of such Holder, shall be treated for all purposes as the record holder of the shares of Common Stock de-liverable upon such conversion as of the close of business on such date. Within three (3) trading days after receipt by the Com-pany of this Note and the Conversion Notice, the Company shall issue and deliver, at its expense, to the Holder, or to the nominee or nominees of such Holder, a certificate or certificates for the number of shares of its Common Stock due on such conversion. Interest shall accrue on the unpaid principal amount of this Note converted to the date of conversion, and the Company shall pay such interest at the time of con-ver-sion; provided, however, that in the case of a conversion of only a portion of the out-stan-ding principal amount of this Note, the Company shall execute and deliver to the Holder a replace-ment Note in a princi-pal amount equal to the unconverted portion of such Note and dated and bearing interest from the date to which interest has been paid on such Note or dated the date of such Note if no interest has been paid thereon.

3.3 Mandatory Conversion. Subject to and upon compliance with the provisions of this Section 3.3, the Company shall have the right to require (the
        -
"Mandatory Conversion Right") the Holders to convert their Notes to Common Stock if (i) the Common Stock, as reported by Bloomberg, L.P. (or other nationally recognized financial reporting company if such information shall not be available through Bloomberg, L.P.), has a closing bid price of at least $4.00 for twenty (20) consecutive trading days immediately prior to the exercise of the Mandatory Conversion Right, (ii) the registration statement required to be filed pursuant to the Related Documents has been in effect, without lapse, for the immediately preceding thirty (30) trading days; and (iii) the average daily trading volume of the Common Stock over the previous two month period as reported by Bloomberg, L.P. exceeds 90,000 shares per day. The Mandatory Conversion Right shall be exercised (i) with respect to a maximum of $250,000 in any thirty (30) day period, less any prior conversions pursuant to Section 3.1 hereof, and (ii) pro rata among the Holders of the then outstanding Notes based upon the aggregate principal amount of Notes held by each such Holder. The Mandatory

     Conversion Right shall terminate if an Event of Default or an event that with the giving of notice or the passage of time, shall have occurred or be continuing.

     3.4 Manner of Exercise of Mandatory Conversion Right. To exercise the Mandatory Conversion Right, the Company shall notify the Holders (the "Mandatory Conversion Notice"), via facsimile, to surrender this Note to the Company at its prin-cipal office within five (5) trading days of the Mandatory Conversion Date, and the Chief Executive Officer of the Company shall certify in the Mandatory Conversion Notice that no Event of Default or event that with the giving of notice or the passage of time shall result in an Event of Default, shall have occurred or be continuing. Upon receipt of such notice, the Holders shall then surrender this Note, together with a copy of the Mandatory Conversion Notice, to the Company at its principal office within five (5) trading days of the Mandatory Conversion Date. The Mandatory Conversion Date is the date on which the Company serves the Holder with a Mandatory Conversion notice via facsimile. This Note or portion thereof shall be deemed to have been converted immediately prior to the close of business on the date of giving the Mandatory Conversion Notice to the Holder, even if the Company's stock transfer books are on that date closed, and the Holder, or the nominee or nominees of such Holder, shall be treated for all purposes as the record holder of the shares of Common Stock de-liverable upon such conversion as of the close of business on such date. Within three (3) trading days after receipt by the Com-pany of this Note and the Mandatory Conversion Notice, the Company shall issue and deliver, at its expense, to the Holder, or to the nominee or nominees of such Holder, a certificate or certificates for the number of shares of its Common Stock due on such conversion. Interest shall accrue on the unpaid principal amount of this Note converted to the date of conversion, and the Company shall pay such interest at the time of con-ver-sion; provided, however, that in the case of a conversion of only a portion of the out-stan-ding principal amount of this Note, the Company shall execute and deliver to the Holder a replace-ment Note in a princi-pal amount equal to the unconverted portion of such Note and dated and bearing interest from the date to which interest has been paid on such Note or dated the date of such Note if no interest has been paid thereon.

     3.5 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of this Note, the Company shall pay a cash adjustment in respect of such fractional interest. The Holder, by its acceptance thereof, expressly waives any right to receive any fractional share upon conversion of the Note.

     3.6     Conversion  Price.

     The Conversion Price shall equal the lesser of the Fixed Conversion Price and the Adjustable Conversion Price. Fixed Conversion Price means $1.60. Adjustable Conversion Price means 95% of the average of the two lowest intra-day trading prices of the Common Stock for the thirty day trading period ending on the trading day immediately preceding the Conversion Date.

     3.7 Adjustments to Fixed Conversion Price. The adjustment provisions of this Section 3.7 shall apply only to the Fixed Conversion Price.

     (a) Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

     (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

     (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

     (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (A) the number of shares of Common Stock into which this Note is convertible immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock into which this Note is convertible immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (B) the Conversion Price shall be adjusted to equal (x) the current Conversion Price multiplied by the number of shares of Common Stock into which this Note is convertible immediately prior to the adjustment divided by (y) the number of shares of Common Stock into which this
Note  is  convertible  immediately  after  such  adjustment.

     (b) Certain Other Distributions. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

     (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company),

     (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, convertible securities or additional shares of Common Stock), or

     (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, convertible securities or additional shares of Common Stock), then (A) the number of shares of Common Stock into which this Note is convertible shall be adjusted to equal the product (I) of the number of shares of Common Stock into which this Note is convertible immediately prior to such adjustment multiplied by (II) a fraction (x) the numerator of which shall be the current Conversion Price per share of Common Stock at the date of taking such record and (y) the denominator of which shall be such current Conversion Price minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company), of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (B) the Conversion Price shall be adjusted to equal (x) the Conversion Price multiplied by the number of shares of Common Stock into which this Note is convertible immediately prior to the adjustment divided by (y) the number of shares of Common Stock into which this Note is convertible immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 3.7(b) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of
Section  3.7(a).

     (c) (i) Issuance of Additional Shares of Common Stock. In the event the Company shall, at any time, or from time to time, issue or sell any shares of Common Stock (including Treasury Shares), other than any such sales pursuant to options or warrants that are outstanding the date hereof and sales of up to an additional 750,000 options to incoming management or current or future employees, having an exercise price of at least 80% of the fair market value of the Common Stock on the date hereof (the "New Management and Employee Options"), for consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price for the Note shall be reduced to a price equal to the consideration per share paid for such Common Stock.

     (ii) In the event the Company shall, at any time, or from time to time, issue or sell any shares of Common Stock (including Treasury Shares), other than any such sales pursuant to options or warrants that are outstanding the date hereof or New Management and Employee Options, for consideration per share less than the Current Market Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price for the Note shall be reduced by the product of such Conversion Price multiplied by the Dilution Percentage. "Dilution Percentage" shall mean the percentage by which such issuance or sale is below the Current Market Price.

     (iii) "Current Market Price" means, in respect of any share of Common Stock on any date herein specified, if there shall not then be a public market for the Common Stock, the lower of (A) the value per share of Common Stock at such date as is determined in the good faith judgment of the Board of Directors of the Company, or (B) the value per share in any Qualified Financing; or if there shall then be a public market for the Common Stock, the average of the daily market prices for 30 consecutive business days ending on the business day prior to such date. The daily market price for each such business day shall be
(i) the last sale price on such day on the principal stock exchange on which such Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange,
(iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automated Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected by the Holders of at least 50% of the aggregate principal amount of the Notes.

(iv) If at any time the Company shall issue or sell any additional shares of Common Stock in exchange for consideration in an amount per additional shares of Common Stock which is less than the current Conversion Price or Current Market Price at the time the additional shares of

     Common Stock are issued or sold, the adjustment required under Section 3.7(c)(i) or 3.7(c)(ii) shall be made in accordance with the formula contained therein which results in the lower current Conversion Price following such adjustment. The provisions of paragraphs 3.7(c)(i) and 3.7(c)(ii) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided under Section 3.7(a) or 3.7(b). No adjustment of the number of shares of Common Stock for which this Note shall be convertible into shall be made under paragraph 3.7(c)(i) or 3.7(c)(ii) upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such convertible securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 3.7(d) or Section 3.7(e).

     (d) Issuance of Warrants or Other Rights. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any additional shares of Common Stock or any convertible securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such convertible securities shall be less than the current Conversion Price or the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares of Common Stock into which this Note is convertible and the current Conversion Price shall be adjusted as provided in
Section 3.7(c) on the basis that the maximum number of additional shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such convertible securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other rights. If the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange is indeterminable as a result of a conversion or exercise price which adjusts over time (whether based on the market price of the Common Stock or otherwise), the determination of adjustments pursuant to this Section 3.7(e) shall be determined at the time of actual conversion or exercise of such convertible securities and an adjustment shall be made only upon actual conversions or exchanges which are below the Conversion Price or the Current Market Price on the date of the conversion of such convertible securities. No further adjustments of the current Conversion Price shall be made upon the actual issue of such Common Stock or of such convertible securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such convertible securities.

(iii) If at any time the Company shall issue or sell any additional shares of Common Stock in exchange for consideration in an amount per additional shares of Common Stock which is less than the current Conversion Price or the Current Market Price at the time the additional shares of Common Stock are issued or sold, the adjustment required under Section 3.7(c)(i) or 3.7(c)(ii) shall be made in accordance with the formula contained therein which results in the lower current Conversion Price following such adjustment. The provisions of paragraphs 3.7(c)(i) and 3.7(c)(ii) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided under
Section  3.7(a)  or  3.7(b).  No  adjustment  of  the number of shares of Common

     Stock for which this Note shall be convertible into shall be made under paragraph 3.7(c)(i) or 3.7(c)(ii) upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such convertible securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 3.7(d) or Section 3.7(e).

     (e) Issuance of Convertible Securities. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any convertible securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the current Conversion Price or the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares of Common Stock into which this Note is convertible and the current Conversion Price shall be adjusted as provided in Section 3.7(c) on the basis that the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such convertible securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such convertible securities. If the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange is indeterminable as a result of a conversion or exercise price which adjusts over time (whether based on the market price of the Common Stock or otherwise), the determination of adjustments pursuant to this Section 3.7(e) shall be determined at the time of actual conversion or exercise of such convertible securities and an adjustment shall be made only upon actual conversions or exchanges which are below the Conversion Price or the Current Market Price on the date of the conversion of such convertible securities. No further adjustment of the number of shares of Common Stock into which this Note is convertible and the current Conversion Price shall be made under this Section 3.7(e) upon the issuance of any convertible securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 3.7(d). No further adjustments of the number of shares of Common Stock into which this Note is convertible and the current Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such convertible securities.

     (f)     Superseding  Adjustment.

(i) If, at any time after any adjustment of the number of shares of Common Stock into which this Note is convertible and the current Conversion Price shall have been made pursuant to Section 3.7(d) or Section 3.7(e) as the result of any issuance of warrants, other rights or convertible securities, then (x) such warrants or other rights, or the right of conversion or exchange in such other convertible securities, shall expire, and all or a portion of such warrants or other rights, or the right of conversion or exchange with respect to all or a portion of such other convertible securities, as the case may be shall not have been exercised, or (y) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or other rights, or the terms of such other convertible securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then any such previous adjustments to this Note shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation.

     (ii) Upon the occurrence of an event set forth in Section 3.7(f)(i) above there shall be, a recomputation made of the effect of such warrants, other rights or options or other convertible securities on the basis of: (a) treating the number of additional shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or other rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (b) treating any such warrants or other rights or any such other convertible securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or other rights or other convertible securities; whereupon a new adjustment of the number of shares of Common Stock for which this Note and the current Conversion Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

     (g) Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock into which this Note is convertible and the current Conversion Price provided for in this Section 3.7:

(i) Computation of Consideration. To the extent that any additional shares of Common Stock or any convertible securities or any warrants or other rights to subscribe for or purchase any additional shares of Common Stock or any convertible securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such additional shares of Common Stock or convertible securities are offered by the Company for subscription, the subscription price, or, if such additional shares of Common Stock or convertible securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any additional shares of Common Stock or any convertible securities or any warrants or other rights to subscribe for or purchase such additional shares of Common Stock or convertible securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such additional shares of Common Stock, convertible securities, warrants or other rights, as the case may be. The consideration for any additional shares of

     Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any additional shares of Common Stock issuable pursuant to the terms of any convertible securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such convertible securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such convertible securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such convertible securities. In case of the issuance at any time of any additional shares of Common Stock or convertible securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such additional shares of Common Stock or convertible securities a consideration equal to the amount of such dividend so paid or satisfied.
Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any consideration, such determination shall, if requested by the holder of this Note, be supported by an opinion of an investment banking firm of recognized national standing selected by the holder of this Note and acceptable to the Company.

     (ii)     When  Adjustments to Be Made.  The adjustments required by Section
3 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock into which this Note is con-ver-tible that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 3.7(a)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which this Note is convertible immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is post-poned shall be carried forward and made as soon as such adjustment, together with other ad-just-ments required by this Section 3.7 and not previously made, would result in a minimum ad-justment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

     (iii)     Fractional  Interests.  In  computing  adjustments  under  this
Section 3, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

     (iv)     When  Adjustment  Not  Required.

     (A) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     (B) No adjustment shall be required pursuant to this Section 3.7 upon the exercise of any warrants, options or convertible securities granted, issued and outstanding on the date of issuance of this Note or the conversion of the Notes.

     (v) Escrow of Stock. If after any property becomes distributable pursuant to Section 3.7 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the holder of this Note converts this Note, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Note is converted (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the holder of this Note by the Company to be issued to holder of this Note upon and to the extent that the event actually takes place, upon payment of the current Conversion Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned.

     (h) Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than the payment of dividends or any other action described in Section 3.7, then, unless such action will not have a materially adverse effect upon the rights of the Holder of this Note, the number of shares of Common Stock or other stock into which this Note is convertible exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

     (i) Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the current Conversion Price to be less than the par value per share of Common Stock. Notwithstanding anything contained herein to the contrary, the Conversion Price shall always be the lesser of (i) the price determined in accordance with Section 3.6 and (ii) the price as adjusted pursuant to this Section 3.7.

     (j) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Holder of a Note, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect for this Note and
(iii) the number of shares of Common Stock and the amount, if any, or other property which at the time would be received upon the conversion of the Note owned by such Holder.

(k) Notices of Record Date. In the event of any fixing by the Company of a record date for the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any shares of Common Stock or other securities, or any right to subscribe for, purchase or otherwise acquire, or any option for the purchase of, any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to the Holder of this Note at least thirty (30) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or right.

     (l) The Holders of 50% or more of the principal amount of the Notes then outstanding shall have the right to waive the provisions of this Section
3.7 with respect to any issuance of securities by the Company. Such waiver shall be in writing and addressed to the Company.

     3.8 Restrictions on Conversion Amount. Notwithstanding anything to the contrary contained herein, in no event shall the Holder be entitled to convert this Note, where such conversion would result in the Holder together with other members of a "group" within the meaning of the Securities Exchange Act of 1934, as amended, that it is deemed a part of, becoming the beneficial owner of more than 9% of the outstanding shares of the Common Stock.

     3.9 Fundamental Change. In the event that the Company shall be a party to (i) any recapitalization or reclassification of the Common Stock (other than a change in par value or as a result of a subdivision or combination of the Common Stock); (ii) any consolidation or merger of the Company with or into another corporation as a result of which holders of Common Stock shall be entitled to receive securities or other property or assets (including cash) with respect to or in exchange for Common Stock (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of the outstanding Common Stock); (iii) any sale or transfer of all or substantially all of the assets of the Company; or (iv) any compulsory share exchange, pursuant to any of which holders of Common Stock shall be entitled to receive other securities, cash or other property (each, a "Fundamental Change"), then, if this Note is not converted prior to such Fundamental Change, appropriate provision shall be made so that the holder of each Note then outstanding shall have the right thereafter to convert such security only into the kind and amount of the securities, cash or other property that would have been receivable upon such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock issuable upon conversion of such Note immediately prior to such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange, at the Conversion Price (subject to adjustment pursuant to Section 3.7). The Company may not be consolidated with or merged into another entity, or have transferred all or substantially all of its assets in one or more related transactions, unless (i) the Company shall be the surviving entity or the successor shall be an entity organized in the United States and shall expressly assume all of the obligations specified in the Notes; (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred; and
(iii) the assuming entity has a net worth not less than the consolidated net worth of the Company at the time of such merger, consolidation or transfer. The foregoing provisions of this Section 3.9 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

     3.10 Registration Rights. The Company will grant certain registration rights to the Holders of this Note pursuant to that certain Registration Rights Agreement dated of even date hereof.

3.11 No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or per-for-mance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder of this Note against impairment.

     3.12 Stock Transfer Taxes. The issue of stock certificates upon conversion of this Note shall be made without charge to the converting Holder for any tax in respect of such issue. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the Holder of any of this Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.


SECTION  4.  REDEMPTION
             ----------

     4.1 Optional Redemption. The Holders, upon written notice to the Company, shall have a right to require the Company to redeem the Notes upon the occurrence of (i) a Fundamental Change (other than a transaction solely to change the domicile of the Company) or (ii) the acquisition by any person or group of the beneficial ownership of more than 30% of the combined voting power of the Company's outstanding securities. The Company shall notify the Holders at least thirty (30) days prior to the consummation of any such transaction.

     In the event of any redemption pursuant hereto, the Company shall effect such redemption as follows:

     (a) The number of Notes subject to redemption shall be allocated pro rata among the Holders of the then outstanding Notes requesting redemption based upon the number of Notes held by each such Holder. The Company shall pay in cash for each such Note to be redeemed an amount equal to the total principal amount remaining (plus any accumulated and unpaid interest thereon) on such Notes on the Redemption Date (as hereinafter defined) (such total amounts are hereinafter referred to as the "Redemption Price").

     (b) At least five (5) but no more than ten (10) days prior to the date fixed for any redemption of the Notes, which date shall be at least ten (10) days prior to the consummation of the transaction giving rise to the Optional Redemption (the "Redemption Date"), written notice shall be mailed by first-class certified or registered mail, return receipt requested, postage prepaid, to each Holder of record of the Notes to be redeemed, notifying such holder of the redemption to be effected, specifying the Redemption Date, the place at which payment may be obtained and calling upon such Holder to surrender to the Company, in the manner and at the place designated, his Note to be redeemed (the "Redemption Notice"). On or after the Redemption Date, each Holder of the Notes to be redeemed shall surrender to the Company the Note, in the manner and at the place designated in the Redemption Notice, and thereupon the principal amount outstanding, together with any accrued interest thereon, (the "Redemption Price") of such Notes shall be payable to the order of the person whose name appears on such Note as the owner thereof and each surrendered Note shall be cancelled. In the event less than all the Notes represented by any such Note are redeemed, a new Note shall be issued representing the unredeemed Notes.

     (c) Three days prior to the Redemption Date, the Company shall deposit the Redemption Price of all outstanding Notes designated for redemption in the Redemption Notice, and not yet redeemed, with a bank or trust company having aggregate capital and surplus in excess of $50,000,000 as a trust fund for the benefit of the respective Holders of the Notes designated for redemption and not yet redeemed. Simultaneously, the Company shall deposit irrevocable instructions and authorize such bank or trust company to pay, on and after the date fixed for redemption or prior thereto, the Redemption Price of the Notes to the Holders thereof upon surrender of their Notes. The balance of any monies deposited by the Company pursuant to this Section 4.1(c) remaining unclaimed at the expiration of two years following the Redemption Date shall thereafter be returned to the Company, provided that the Holder to which such monies would be payable hereunder shall be entitled, upon proof of its ownership of the Note and payment of any bond requested by the Company, to receive such monies but without interest from the Redemption Date.

SECTION  5.     COVENANTS
                ---------

     (a) So long as 10% of the aggregate principal amount of the Notes are outstanding, the consent of the Holders of at least 50% of aggregate principal amount of the Notes shall be necessary for effecting or validating any transactions, or the taking of any action, described in Section 5.1 of the Purchase Agreement.

     (b) If an order for relief is entered with regard to the Company in any proceeding pursuant to Title 11 of the United States Code (the "Bankruptcy Code"), the Company shall immediately con-sent to the entry of an order, by any Bankruptcy Court having jurisdiction, vacating the auto-ma-tic stay with regard to the Holder, and the Holder shall be entitled to exercise all rights and remedies granted to it pursuant to or existing under this Note, all other applicable agreements, and all applicable law, including without limitation, all rights the Holder may have as a secured party to take possession of its Collateral under Article 9 of the New York Uniform Commercial Code. The Company shall not oppose any request by the Holder for entry of an order vacating the automatic stay. The Company agrees that, by virtue of the foregoing, the Holder has shown cause to support the entry of an order va-cating the auto-matic stay as required by Sec. 362(d)(2).

     As of the date hereof, the Company agrees that debt represented by the Notes and other Notes issued by the Company secured by the property and obligations securing the Notes is no less than the reasonably realizable value of the property and obligations securing the Notes. Any action of the Company that is inconsistent with the foregoing shall be deemed bad faith conduct and inde-pen-dent grounds to support relief from the automatic stay or dismissal of the Company's case under the Bankruptcy Code for bad faith.

     The Company recognizes that the Holder purchased the Notes with the explicit un-der-standing that the Company is obligated to waive the automatic stay with respect to the Holder. The Company further recognizes that if the Holder had not purchased all the Notes, the Company would have been illiquid and out of business.

     (c)     The  Company  shall  remain  in  compliance with the Annual Budget.

SECTION  6.     REPORTING  OBLIGATIONS
                ----------------------

     The Company shall furnish to the Holder the financial statements, reports and other information referred to in Section 5.3 of the Purchase Agreement at the time and in the manner identified in such Section. The Holder is hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of the Company which may have been furnished to the Holder hereunder or otherwise, to any regulatory body or agency having jurisdiction over the Holder or to any Person which shall have succeeded, or shall have the right or obligation to succeed, to all or any part of the Holder's interest in the Company or this Note; provided, however, that in connection with a transfer or assignment of Notes by the Holder to such regulatory body or agency, as a condition to such transfer or assignment, any such regulatory body or agency shall be required to agree to and to be bound by the same confidentiality provisions applicable to the Holder in connection herewith; and provided further, that in connection with the delivery of any such information by the Holder to any regulatory body or agency as herein described, the Holder shall give prior written notice of the same to the Company and the Company shall, at the Company's sole cost and expense, be free to seek to obtain a protective order with respect to any such disclosure.


SECTION  7.  MISCELLANEOUS
             -------------

     7.1 Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Note, except as expressly provided in this Note.

     7.2 Governing Law; Jurisdiction and Venue. This Note shall be governed by and construed under the laws of the State of Nevada as applied to agreements entered into and to be performed entirely within Nevada. The Company hereby irrevocably consents to the exclusive jurisdiction of the courts of the State of New York and of any federal court located in New York City, New York in connection with any action or proceeding arising out of or relating to this Note. In any such litigation the Company waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to the chief executive officer of the Company at its address set forth in Section 7.4 hereof.

     7.3 Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

     7.4 Notices. Any notice, authorization, request or demand required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given two days after it is sent by an overnight delivery service or sent by facsimile with machine confirmation of delivery addressed as follows:

     TO  THE  COMPANY:

     Merlin  Software  Technologies  International,  Inc.
     Suite  420-6450  Roberts  Street
     Burnaby,  British  Columbia,  Canada  V5G  4E1

     Attn:  Robert  Heller
     FAX:  (604)  320-7277

     With  copies  to:

     Clark,  Wilson
     HSBC  Building,  800-885  West  Georgia  Street
     Vancouver,  BC  V6C  3H1

     Attn:  Virgil  Z.  Hlus,  Esq.
     FAX:  (604)  687-6314

     TO  THE  HOLDER:

     Narragansett  I,  L.P.
     375  Park  Avenue
     New  York,  New  York  10152
     Attn:  Managing  Director
     FAX:  (212)  521-5029

     With  a  copy  to:

     Kane  Kessler,  P.C.
     1350  Avenue  of  the  Americas  -  26th  Floor
     New  York,  NY  10019
     Attention:  Robert  L.  Lawrence,  Esquire
     FAX:  (212)  245-3009

     Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section. Any notice by facsimile sent after the recipient's normal business hours shall be deemed received at the opening of business on the next business day.

7.5 Amendments and Waivers. Any term of the Notes may be amended or supplemented and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and, subject to any express provisions hereof to the contrary, at least a majority in principal amount of the outstanding Notes; provided, however, that without the consent of each holder of a Note affected, an amendment, waiver or supplement may not (i) extend the final maturity of this Note; (ii) reduce the principal amount of this Note; (iii) reduce the rate or extend the time of payment of any interest on this Note; (iv) reduce any amount payable upon redemption of this Note; (v) increase the Conversion Price of this Note; (vi) impair or affect the right of any

     Holder of any Note to institute suit for the payment or conversion of a Note; (vii) change the currency for payment of principal of, premium, if any, or interest on, this Note; or (viii) materially and adversely affect the right to convert the Notes in accordance herewith without the consent of the holder of each Note so affected; and further, provided, however, that an amendment, waiver or supplement may not reduce the percentage of Notes, the consent of the holders of which is required for any such supplemental indenture or waiver, without the consent of the holders of all Notes then outstanding.

     7.6 Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

     7.7 Replacement of Note. If the Holder loses this Note, the Company shall issue an identical replacement Note to the Holder upon the Holder's delivery to the Company of a customary agreement to indemnify the Company reasonably satisfactory to the Company for any losses resulting from issuance of the replacement Note.

     7.8     Waivers  and  Consents.

      (a) The Company, any endorser, or guarantor hereof or in the future (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any endorsement or guaranty of this Note, any pledge, security, guaranty or other documents executed in connection with this Note or the Related Documents; (b) consent to all delays, extensions, renewals or other modifications of this Note or the Related Documents made with the consent of the Company, or waivers of any term hereof or of the Related Documents, or release or discharge by the Holder of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of the Holder or any indulgence shown by the Holder (without notice to or further assent from any of Obligors), and agree that no such action, failure to act or failure to exercise any right or remedy by the Holder shall in any way affect or impair the Obligations (as hereinafter defined) of any Obligors or be construed as a waiver by the Holder of, or otherwise affect, any of the Holder's rights under this Note, under any endorsement or guaranty of this Note or under any of the Related Documents; (c) if the Company fails to fulfill its obligations hereunder when due, the Company agrees to pay, on demand, all costs and expenses of enforcement of collection of this Note or of any endorsement or guaranty hereof and/or the enforcement of the Holder's rights with respect to, or the administration, supervision, preservation, protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding; and (d) waive the right to interpose any defense, set-off or counterclaim of any nature or description. "Obligation" or "Obligations" shall mean and include all indebtedness, obligations, covenants and duties owing by the Company, or any corporation or other entity owned or under the sole or shared control of the Company, to the Holder or any affiliate of the Holder arising under this Note or any of the other Related Documents.

     (b) Unless expressly provided otherwise, whenever any determination is to be made by the Holders, such determination shall be made only in writing by the holders of at least a majority in principal amount of the outstanding Notes.

     7.9 Exchange of Notes; Cancellation of Surrendered Notes. At any time upon the written request of the Holder to the Company, the Company at its expense (except for any transfer tax or any other tax arising out of the exchange) will issue and deliver to or upon the order of the Holder in exchange therefor new Notes, in such denomination or denominations as such holder may request (which must be in denominations of at least $25,000, plus one Note in a lesser denomination, if required), in aggregate principal amount equal to the unpaid principal amount of the Note or Notes surrendered and substantially in the form thereof, dated as of the date to which interest has been paid on the Note or Notes surrendered (or, if no interest has yet been so paid thereon, then dated the date of the Note or Notes so surrendered) and payable to such person or persons and registered assigns as may be designated by such holder. Upon any prepayment if only a portion of the principal amount of a Note is paid in such prepayment, then the Company, if so requested, shall execute and deliver to or on the order of the holder thereof, at the expense of the Company, a new Note or Notes in principal amount equal to the unused portion of such Note.

     7.10 Transfers; Assignment. The Company shall register this and each other Note upon records to be maintained by the Company for that purpose, including the name of each record holder of a Note, from time to time. Subject to any required compliance with the legend endorsed hereon and in accordance with the terms of the Purchase Agreement, this Note shall be freely transferable and the Holder may assign, transfer or sell all or a portion of its rights and interests to and under this Note to one or more persons and that such persons shall thereupon become vested with all of the rights and benefits of the Holder in respect hereof as to all or that portion of the Note which is so assigned, transferred or sold. The Company shall promptly register the transfer of this Note upon records to be maintained by the Company for that purpose, upon surrender of the Note for assignment with appropriate instruments of transfer duly completed and signed, to the Company at its principal office. Upon any such registration of transfer, a Note in substantially the form of this Note, evidencing the Note so transferred, shall be issued to the transferee.

     7.11 Non-Waiver. The failure at any time of the Holder to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of the Holder shall be cumulative and may be pursued singly, successively or together, at the option of the Holder. The acceptance by the Holder of any partial payment shall not constitute a waiver of any default or of any of the Holder's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by the Holder unless the same shall be in writing, duly signed on behalf of the Holder; and each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of the Holder in any other respect at any other time.

     7.12 Binding Effect. This Note shall be binding upon and inure to the benefit of Company, and the Holder and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of the Company hereunder can be assigned without prior written consent of at least a majority in principal amount of the outstanding Notes.

     7.13 Controlling Document. To the extent that this Note conflicts with or is in any way incompatible with any other document concerning this obligation, this Note shall control over any other document, and if this Note does not address an issue, then the document shall control to the extent that it deals most specifically with an issue. In the event that one or more provisions of this Note shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     7.14 WAIVER OF JURY TRIAL. THE COMPANY HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF AND THE COMPANY HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF OR NON-COMPULSORY COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM.

     IN WITNESS WHEREOF, MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL, INC., has caused this Note to be dated, executed and issued on its behalf by its officer or officers thereunto duly authorized.



Attest:                         MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL, INC.

By:/s/ Trevor McConnell         By: /s/ Robert Heller
Trevor McConnell, CFO
Name  and  Title:               Robert  Heller,  Chief  Executive  Officer
-----------------               ------------------------------------------

     EXHIBIT  A

     MERLIN  SOFTWARE  TECHNOLOGIES  INTERNATIONAL,  INC.
     CONVERSION  NOTICE


Reference is made to the Series A 10% Senior Secured Convertible Note (the "Note") issued to the below-named Holder by Merlin Software Technologies International, Inc. (the "Company"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the amount of the Note indicated below into shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company, by tendering the Note as of the date specified below.

Holder:                    _______________________________________

Date  of  Conversion:               _______________________________________

Amount  of  Note  to  be  converted     _______________________________________

Please  confirm  the  following  information:

Conversion  Price:               _______________________________________

Number  of  shares  of  Common  Stock
to  be  issued:                    _______________________________________

Please issue the Common Stock into which the Note is being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

Issue  to:                    ________________________________________

Facsimile  Number:               ________________________________________

Authorization:               ________________________________________
By:_____________________________________
Title:____________________________________

     Dated: